                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERON INTERNATIONAL CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

[GRAPHIC OMITTED]


                       AMERON INTERNATIONAL CORPORATION
                 CORPORATE OFFICES: 245 SOUTH LOS ROBLES AVE.,
                          PASADENA, CALIFORNIA 91101

                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        -------------------------------

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Ameron International Corporation, a Delaware corporation (the "Company") will be held at The Pasadena Hilton Hotel, 150 South Los Robles Ave., Pasadena, California, on Wednesday, March 20, 2002 at 9:00 a.m. for the following purposes:

     1. To elect two directors to hold office for a term of three years, or until their successors are elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants of the Company for fiscal year 2002.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed February 5, 2002 as the record date for the determination of stockholders entitled to vote at this meeting and any adjournments thereof.


                                          JAVIER SOLIS
                                          Secretary

February 14, 2002

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

 Holders of a majority of the outstanding voting shares of the Company must be present either in person or by proxy in order for the meeting to be held. Whether or not you expect to attend the Annual Meeting, your proxy vote is important.

 PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY. A return envelope, requiring no postage if mailed in the United States, is enclosed for your convenience in replying.

 If you are a stockholder of record and plan to attend the meeting, please check your proxy card in the space provided. If your shares are not registered in your name, please advise the stockholder of record (your broker, bank, etc.) that you wish to attend. That firm will provide you with evidence of ownership which will admit you to the meeting.
--------------------------------------------------------------------------------

                       AMERON INTERNATIONAL CORPORATION
                 Corporate Offices: 245 South Los Robles Ave.,
                          Pasadena, California 91101

                             ---------------------

                                PROXY STATEMENT
                               February 14, 2002

                            ---------------------

     This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Ameron International Corporation (the "Company") to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. This proxy statement and the proxy card included herewith were first sent to stockholders on or about February 14, 2002. THE SOLICITATION IS MADE ON BEHALF OF THE COMPANY BY ITS BOARD OF DIRECTORS (THE "BOARD") AND THE COST OF SOLICITATION WILL BE BORNE BY THE COMPANY.

     Please sign, date and return the enclosed proxy card to ensure that your shares are voted. The proxy may be revoked at any time prior to exercise thereof but if not revoked will be voted. A proxy can be revoked by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Each proxy will be voted as instructed, and if no instruction is given will be voted FOR the election of the two nominees for director named below and FOR the ratification of the appointment of Deloitte & Touche LLP as independent public accountants of the Company. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting.

     The record date for the determination of stockholders entitled to vote at the Annual Meeting is February 5, 2002. On such date, there were issued, outstanding and entitled to vote at the Annual Meeting, 3,873,007 shares of Common Stock of the Company (the "Common Stock"). Every stockholder is entitled to one vote for each share of Common Stock registered in his or her name at the close of business on the record date, except that stockholders may cumulate their votes in the election of directors. See "Election of Directors." Common Stock is the only class of voting stock outstanding.

     Assuming a quorum is present in person or by proxy at the meeting, with respect to the election of directors, the two nominees receiving the greatest number of votes cast will be elected directors. The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting is necessary for the ratification of the appointment of Deloitte & Touche LLP as independent public accountants of the Company for fiscal year 2002.

     For purposes of determining whether a matter has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention has the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so-called "broker nonvotes"), those shares will not be included in the vote totals and therefore will have no effect on the vote.


                             ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

     As of the date of this Proxy Statement, the Bylaws of the Company provide for a Board of Directors composed of eight directors. Two directors are to be elected at the 2002 Annual Meeting. Stephen W. Foss and James S. Marlen were elected to their present term of office as Class II directors at the Company's 1999 Annual Meeting of Stockholders. Class II directors will hold office until the Annual Meeting of Stockholders in the year 2005 or until their respective successors have been elected and qualified. Both of the nominees have consented to being named herein and to serve if elected. In the event that either of the nominees should become unavailable prior to the Annual Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board of Directors, or the Board, at its option, may reduce the number of directors to constitute the entire Board.

     Stockholders have cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by the stockholder, or to distribute such votes to one or more nominees, as the stockholder determines. Unless you indicate otherwise on the proxy card, if you vote "FOR" all nominees, the proxies will allocate your votes equally among the nominees listed above; if you withhold authority to vote for any nominee or nominees, the proxies will allocate your votes equally among the nominees listed above except those for whom you withhold authority to vote.

     The following information, which has been provided to the Company by the directors, shows for each of the nominees for director and for each director whose term continues, principal occupation and business experience during the past five years and other affiliations.


                          2002 NOMINEES FOR DIRECTOR

     Stephen W. Foss. Chairman, President and Chief Executive Officer, Foss Manufacturing Company, Inc. Director of Tyco International, Ltd. Age 59. He has been a director of the Company since 1995.

     James S. Marlen. Chairman of the Board of the Company since 1995, President and Chief Executive Officer since 1993. Formerly Vice President and Officer of GenCorp. Inc. and President, GenCorp Polymer Products, the consumer and industrial product sectors of GenCorp. Mr. Marlen is a director of A. Schulman, Inc. (NASDAQ), a leading multinational manufacturer of high-performance plastics compounds and resins, and Parsons Corporation, a privately held, worldwide engineering and construction firm. Mr. Marlen was named a Distinguished Engineering Fellow of the University of Alabama, and, in 1998, he was inducted into the State of Alabama Engineering Hall of Fame. Mr. Marlen is also a director of various civic and trade organizations. Age 60. He has been a director of the Company since 1993.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE NOMINEES AND THE ENCLOSED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.


         CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING
                               IN THE YEAR 2003

     Peter K. Barker. Advisory Director and former partner with Goldman Sachs & Co. Director of Stone Energy, Inc. Age 53. He has been a director of the Company since 1999.

     John F. King. President & Chief Executive Officer of Weingart Center Association since 1996. Formerly Chairman of the Board and Chief Executive Officer, World Trade Bank. Director of Golden State Bancorp/California Federal Bank and Kilroy Realty Finance, Inc. Age 68. He has been a director of the Company since 1986.

     John E. Peppercorn. Retired Vice President of Chevron Corporation and President of Chevron Chemical Co. LLC, a subsidiary of Chevron Corporation. Director of Praxsys Biosystems, Inc. Age 64. He has been a director of the Company since 1999.


         CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING
                                IN THE YEAR 2004

     J. Michael Hagan. Retired Chairman, President and Chief Executive Officer of Furon Company. Director of Remedytemp, Inc., PIMCO Funds and Saint Gobain Corp. Age 62. He has been a director of the Company since 1994.

     Terry L. Haines. President, Chief Executive Officer and director of A. Schulman, Inc. Director of First Merit Bank Corp. Age 55. He has been a director of the Company since 1997.

     Alan L. Ockene. Retired President and Chief Executive Officer, General Tire, Inc. and a member of the Executive Board of Directors of Continental AG of Hanover, Germany, General Tire's parent company. Formerly Vice President, Latin America, Caribbean, Europe & Africa for Goodyear Tire & Rubber Company. Director of A. Schulman, Inc. Age 70. He has been a director of the Company since 1995.


                         THE BOARD AND ITS COMMITTEES


     The Board has standing committees, with duties, current membership and number of meetings for each as shown below. In addition to the membership shown, James S. Marlen is an ex-officio member of all committees; however, he does not vote in the actions of the Compensation & Stock Option Committee or the Board of Directors with respect to stock options or other matters pertaining to his own compensation.


Audit Committee                                    Two meetings held during 2001
  Members:
    John F. King, Chairman
    J. Michael Hagan
    Terry L. Haines


Functions of the Audit Committee, all of whose actions are subject to approval by the Board, are: Approve selection of independent public accountants; review and approve accounting principles, policies, and practices; review and approve the scope of the annual audit and audit arrangements; review and approve results of the annual audit and the content of financial reports to be included in the Annual Report to Stockholders; review and approve suggestions for improvements in accounting procedures and internal controls made by independent public accountants after completion of the annual audits. The Audit Committee is governed by a charter which has been adopted by the Board of Directors and which was filed as an exhibit to the Company's 2001 proxy statement.


Compensation & Stock Option Committee            Three meetings held during 2001
  Members:
    Stephen W. Foss, Chairman
    Alan L. Ockene
    John E. Peppercorn


Functions of the Compensation & Stock Option Committee, all of whose actions are subject to approval by the Board, are: Review and approve salary ranges for top managerial and executive positions; approve salary rates for corporate officers and recommend salary rates for the Chief Executive Officer and President; approve management incentive compensation and long-term incentive plans and top management awards thereunder and any contingent compensation plans of the Company; fix total incentive compensation appropriation annually; administer stock compensation plans and make stock option grants and awards thereunder.


Executive Committee                                 One meeting held during 2001
  Members:
    James S. Marlen, Chairman
    Peter K. Barker
    Stephen W. Foss
    John E. Peppercorn


Functions of the Executive Committee, all of whose actions are subject to approval by the Board, are: Exercise, between meetings of the Board and while the Board is not in session, those duties of the Board of Directors in the management of the business of the Company which may lawfully be delegated to it by the Board.

Finance Committee                                  Two meetings held during 2001
  Members:
    J. Michael Hagan, Chairman
    Peter K. Barker
    Stephen W. Foss

Functions of the Finance Committee, all of whose actions are subject to approval by the Board, are: Review financing policies and programs and consider their effect on the financial position of the Company; review policies, plans and performance of pension fund investments.

Nominating Committee                                One meeting held during 2001
  Members:
    Terry L. Haines, Chairman
    John F. King
    James S. Marlen

Functions of the Nominating Committee, all of whose actions are subject to approval by the Board, are: Recommend total size of Board, personal qualifications for membership, and tenure of directorship; review qualifications of candidates for directorship; obtain, review, and recommend candidates to fill vacancies. The Committee will consider nominees recommended by stockholders whose communications can be addressed to the Nominating Committee, care of the Secretary of the Company.

     The Board of Directors met a total of six times in 2001, and all directors attended at least 75% of the aggregate number of meetings of the Board and Board committees on which they served for the period in which they served.


Compensation of Directors and Retirement Policies

     Directors who were not officers or employees of the Company received an annual retainer of $25,000 plus $2,200 for each Board meeting attended in 2001. Directors are available for consultation at any time by Management and normally receive no additional compensation for such consultation. For meetings of committees of the Board of Directors, a fee of $1,500 per meeting was paid. The fee was paid to each director who attended and actively participated. Chairmen of committees received an additional $300 fee for committee meetings chaired. Directors may, by special arrangement, receive an additional fee for special assignments involving unusual demands on their time. Such fees are normally determined in advance by mutual agreement with Management as appropriate in the circumstances. No such special assignments were in effect during 2001. Each year on the first business day following the date of the Annual Meeting of Stockholders, non-employee directors are granted an option to purchase 1,500 shares of the Company's Common Stock. These shares are exercisable in annual increments of 375 shares each, beginning on the first anniversary date of the grant and have an exercise price equal to the fair market value of the shares on the date of the grant. In addition, on January 24, 2001, the Board approved grants of options to purchase 3,000 shares of Company common stock to each Director. These options are exercisable in annual increments of 750 each, beginning on the first anniversary date of the grant, and have an exercise price equal to the fair market value of the shares on the date of the grant.

     The Board of Directors has a policy establishing the mandatory retirement date of each member of the Board as of the date of the Annual Meeting of Stockholders of the Company next following the director's 72nd birthday.


                   PROPOSAL FOR RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROXY ITEM 2)

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Deloitte & Touche LLP, as independent public accountants to examine the Company's financial statements for its fiscal year ending November 30, 2002. This firm has no financial interest of any kind in the Company or its subsidiaries. The firm has had no connection with the Company or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A member of the firm of Deloitte & Touche LLP is expected to be present at the Annual Meeting to answer questions and to make a statement if he or she desires to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE FIRM OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2002 AND THE ENCLOSED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

     If the appointment is not ratified by a majority of the shares of Common Stock represented at the meeting on this proposal, the adverse vote will be considered as a directive to the Board of Directors to select other independent public accountants for the following year. However, because of the difficulty and expense of making any substitution so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending November 30, 2002 will be permitted to stand unless the Board finds other good reason for making a change.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

     The Company has been informed that as of the dates indicated the following persons were beneficial owners of more than five percent of the Company's Common Stock.


                                                   Shares of Stock
Name and Address of Beneficial Owner          Beneficially Owned/As of        Percent
----------------------------------------   ------------------------------   ----------
Putnam Investments, LLC . ..............   394,165(1)/December 31, 2001       10.17
  Putnam Investment Management LLC
  Putnam Advisory Company LLC
  One Post Office Square
  Boston, MA 02109
Taro Iketani ...........................   306,396/December 21, 2001           7.91
  Funakawara 18, Ichigaya
  Shinjuku-ku
  Tokyo, Japan
T. Rowe Price Associates ...............   292,550(2)/December 31, 2001        7.55
  100 E. Pratt Street
  Baltimore, MD 2120
Dimensional Fund Advisors Inc. .........   257,000(3)/December 31, 2001        6.64
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Neuberger Berman, LLC . ................   211,666(4)/December 31, 2001        5.47
  605 Third Avenue
  New York, NY


----------
The information that is footnoted in the table above and set forth in the notes below is based upon information received from each respective stockholder.

(1) In its Schedule 13G, Putnam Investments, LLC stated that, in its capacity as investment advisor it has shared voting power with respect to 102,400 shares and shared dispositive power with all such shares; Putnam Investment Management LLC stated it has shared dispositive power with respect to 152,400 shares and Putnam Advisory Company LLC stated it has shared voting power with respect to 102,400 shares and shared dispositive power with respect to 241,765 shares.

(2) In a letter dated January 20, 2002, T. Rowe Price Associates, Inc. stated that, in its capacity as investment advisor, it has sole voting power with respect to 70,000 shares and sole dispositive power with respect to all such shares.

(3) In correspondence dated January 30, 2002, Dimensional Fund Advisors Inc. ("Dimensional") stated that they are an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, that they furnish investment advice to four investment companies registered under the Investment Company Act of 1940 and that they serve as investment manager to certain other investment vehicles, including commingled group trusts (the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both investment and voting power over 257,000 shares of the Company as of December 31, 2001. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(4) In its Schedule 13G, Neuberger Berman, LLC ("NB") stated that in its capacity as investment advisor, NB may have discretionary authority to dispose of or to vote shares that are under its management. As a result, NB may be deemed to have beneficial ownership of such shares. NB does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of December 31, 2001, of the shares set forth above, NB had shared dispositive power with respect to 211,666 shares and sole voting power with respect to 179,866 shares. NB is the sub-advisor to the above referenced funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation.


Security Ownership of Management

     As of February 5, 2002, the shares of Common Stock held by all directors, nominees for director and executive officers named in the Summary Compensation Table individually and by directors and officers as a group were:


                                                      Vested Shares     Rights to
                                    Shares of Stock      Held in         Acquire
                                      Beneficially     Trust under      Beneficial
Name                                   Owned (1)       401(k) Plan    Ownership (2)       Percent
----                                ---------------   -------------   -------------   --------------
DIRECTORS AND NOMINEES:
  Peter K. Barker .................      1,000                --           1,875           *
  Stephen W. Foss .................      4,653                --           5,625           *
  J. Michael Hagan ................      2,630(3)             --           6,625           *
  Terry L. Haines .................      2,065                --           4,625           *
  John F. King ....................        300                --           6,625           *
  Alan L. Ockene ..................        600                --           5,625           *
  John E. Peppercorn ..............         --                --           1,875           *
NAMED EXECUTIVE OFFICERS:
  James S. Marlen .................     33,000             4,651         323,825           *
  Javier Solis ....................         37             2,749          31,342           *
  Gary Wagner .....................        105(4)          2,262          29,842           *
  Thomas P. Giese .................         37               249          26,825           *
  Gordon G. Robertson .............        366               677           9,250           *
DIRECTORS AND OFFICERS AS A GROUP
  (INCLUDING THOSE ABOVE) .........     44,793            10,729         455,459        1.43%(5)

----------
(1)   Direct ownership except as otherwise noted.

(2) Represents shares subject to options which could be exercised by April 5, 2002 by the named individuals or the Group.

(3)   Held in Hagan Family Trust, a Living Trust.

(4)   100 of these shares are owned jointly with his wife.

(5) If the 455,459 shares subject to exercisable options held by directors and officers as a group were included in the total amount of shares outstanding, then the percentage of Common Stock owned by the group would be 11.81%

*     Percentage owned of less than 1% of total outstanding shares not shown.

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities & Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended November 30, 2001, all Section 16(a) filing requirements were met.


                      COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the four remaining most highly paid executive officers for each of the last three fiscal years ended November 30, 2001.


                          SUMMARY COMPENSATION TABLE

                                                                              Long Term
                                         Annual Compensation                 Compensation
                              ----------------------------------------- ----------------------
                                                                           Awards     Payouts
                                                                        ------------ ---------
                                                                          Number of
                                                              Other      Securities
                                                             Annual      Underlying     LTIP     All Other
Name and                               Salary    Bonus    Compensation     Options    Payouts   Compensation
Principal Position             Year     $(1)      $(1)          $             #         $(1)        $(2)
------------------            ------ --------- --------- -------------- ------------ --------- -------------
James S. Marlen ............. 2001   660,055    800,000        --          50,000     680,000      29,247
 Chairman, President          2000   617,689    870,000        --          50,000     387,194      24,616
 & Chief Executive            1999   600,002    550,000        --          40,000     415,502      44,802
 Officer

Javier Solis ................ 2001   241,603    245,000        --          10,000     147,000      12,669
 Senior Vice President        2000   222,058    245,000        --           7,500      81,674       8,695
 Administration,              1999   208,077    120,000        --           5,000      87,255      12,443
 Secretary and General
 Counsel

Gary Wagner ................. 2001   241,603    245,000        --          10,000     147,000       6,758
 Senior Vice President,       2000   222,058    245,000        --           7,500      81,674       6,417
 Chief Financial Officer      1999   208,077    120,000        --           5,000      87,255       7,323

Thomas P. Giese ............. 2001   208,301    200,000        --              --     168,000       7,895
 Vice President;              2000   197,500    180,000        --           3,000      96,798       5,961
 Group President,             1999   185,270    100,000        --           1,500     103,598       6,539
 Water Transmission
 Group

Gordon G. Robertson ......... 2001   197,452     75,000        --              --     160,000       8,986
 Vice President;              2000   190,192    100,000        --           3,000          --       4,806
 Group President,             1999   174,038     25,000        --           1,000      96,950       9,094
 Fiberglass-Composite
 Pipe Group

----------
(1) Amounts shown include cash and non-cash compensation earned for services performed and received by the Executive Officers as well as amounts earned but deferred at the election of those officers during the fiscal years indicated.

(2) Amounts in this column represent: (a) Contributions by the Company to the 401(K) Savings Plan for: James S. Marlen, $4,954; Javier Solis, $2,928; Gary Wagner, $2,159; Thomas P. Giese, $3,690; Gordon G. Robertson, $5,221 and (b) Above-market interest calculated on deferred compensation: James
      S. Marlen, $24,293; Javier Solis, $9,741; Gary Wagner, $4,599; Thomas P. Giese, $4,205; Gordon G. Robertson, $3,765.

Employment Agreement

     In May 1997, the Company entered into an Amended and Restated Employment Agreement with Mr. Marlen for his continued employment as Chairman, President and Chief Executive Officer. The term of the agreement is automatically extended from day-to-day so that it always has a remaining term of three years and six months, or until Mr. Marlen attains age 671/2, if sooner. Under the terms of that agreement Mr. Marlen's annual base salary rate is subject to future merit increases based on annual reviews by the Board of Directors, with participation in the Company's Management Incentive Compensation Plan ("MICP"), its Key Executive Long-Term Cash Incentive Plan ("LTIP"), and other executive compensation and benefit plans. Under the terms of a May 2001 amendment to the agreement, if Mr. Marlen is terminated without cause, he would be entitled to a severance benefit equal to his then current base salary plus the highest bonus received during the three and one-half years preceding termination (but not less than 100% of his annual base salary determined as of the date of termination) times a factor of 3.5, and Mr. Marlen was provided with additional pension benefits. Those additional benefits are described under "Pension Plans" on page 10, below. Under the terms of a May 1998 amendment to the agreement, Mr. Marlen will be reimbursed for any excise taxes which might be imposed under
Section 4999 of the Internal Revenue Code. In the event of his death or long-term disability while employed, or termination for reasons other than cause, all stock awards will become fully vested and he will become entitled to vested pension benefits plus three years of additional service credit. In the event that he is terminated without cause, Mr. Marlen will also be entitled to continued health and medical benefits coverage at the same cost he would be paying at the time of termination.


Change of Control Agreements

     In September 1998, the Company entered into Agreements with Messrs. Javier Solis and Gary Wagner, Senior Vice President of Administration, Secretary and General Counsel and Senior Vice President, Chief Financial Officer, respectively. The terms of those agreements are automatically extended so that they always have a remaining term of two years. Under the terms of those agreements, their annual base salary rates are subject to future merit increases based on annual reviews by the Board of Directors. In the event of a change of control of the Company resulting in termination without cause within twelve months following such change of control, Messrs. Solis and Wagner would be entitled to a severance benefit equal to three times the sum of (a) the higher of the annual base salary at the time of termination without cause or their current base salary and (b) the average annual bonus earned for the two completed fiscal years immediately prior to such termination. They would also be entitled to a pro-rata portion of target incentive bonuses under the Company's annual and long-term management cash incentive plans. Such severance benefits are subject to reduction in order to comply with certain IRS regulations and limitations relating to change of control. In addition, all stock option awards would be become fully vested and they would be entitled to continued health and medical benefits coverage at the same cost they would be paying at the time of termination.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 Individual Grants
                            ------------------------------------------------------------
                                               Percent of                                    Potential Realizable
                                                  Total                                        Value at Assumed
                               Numer of          Options         Exercise                   Annual Rates of Stock
                              Securities         Granted            or                      Price Appreciation for
                              Underlying           To              Base                        Option Term (1)
                               Options          Employees         Price       Expiration   ------------------------
Name                         Granted (#)     in Fiscal Year     ($/sh)(2)      Date (3)        $@5%         $@10%
----                        -------------   ----------------   -----------   -----------   -----------   ----------
James S. Marlen .........      50,000             70.4           40.5625       1-24-11      1,275,476     3,232,308
Javier Solis ............      10,000             14.1           40.5625       1-24-11        255,095       646,462
Gary Wagner .............      10,000             14.1           40.5625       1-24-11        255,095       646,462

----------
(1) Calculated based upon the option term, compounded appreciation at 5% and 10% rates.

(2)   Market value of shares on the date of grant.

(3) Options are exercisable commencing 12 months after the grant date, with 25% of the shares covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                  Number of                                                       Value of Unexercised
                                 Securities                     Number of Unexercised             In-The-Money Options
                                 Underlying      Value          Options at FY-End (#)              At FY-End ($) (1)
                                   Options      Realized   -------------------------------   ------------------------------
Name                              Exercised       ($)       Exercisable     Unexercisable     Exercisable     Unexercisable
----                            ------------   ---------   -------------   ---------------   -------------   --------------
James S. Marlen .............       --            --           15,000               --        $  504,000       $       --
                                                               15,000               --           365,250               --
                                                               40,000               --         1,174,000               --
                                                                6,325               --           219,636               --
                                                              100,000               --         2,685,000               --
                                                               20,000               --           332,000               --
                                                               45,000           15,000           429,188          143,063
                                                               20,000           20,000           564,500          564,500
                                                               12,500           37,500           340,313        1,020,938
                                                                   --           50,000                --        1,289,375
Javier Solis ................       --            --            2,000               --            67,700               --
                                                                3,000               --            73,050               --
                                                                8,842               --           259,513               --
                                                                5,000               --            83,000               --
                                                                1,875              625            14,250            4,750
                                                                2,500            2,500            70,563           70,563
                                                                1,875            5,625            51,047          153,141
                                                                   --           10,000                --          257,875
Gary Wagner .................       --            --              500               --            16,925               --
                                                                3,000               --            73,050               --
                                                                8,842               --           259,513               --
                                                                5,000               --            83,000               --
                                                                1,875              625            14,250            4,750
                                                                2,500            2,500            70,563           70,563
                                                                1,875            5,625            51,047          153,141
                                                                   --           10,000                --          257,875
Thomas P. Giese .............       --            --            2,000               --            67,700               --
                                                                2,000               --            48,700               --
                                                               10,000               --           293,500               --
                                                                3,700               --           128,483               --
                                                                5,000               --            83,000               --
                                                                1,125              375             8,550            2,850
                                                                  750              750            21,169           21,169
                                                                  750            2,250            20,419           61,256
Gordon G. Robertson .........       --            --            2,000               --            67,700               --
                                                                2,000               --            48,700               --
                                                                1,000               --            34,725               --
                                                                1,000               --            28,850               --
                                                                  750              250             5,700            1,900
                                                                  500              500            14,113           14,113
                                                                  750            2,250            20,419           61,256

----------
(1) Based on the market value of the common stock at November 30, 2001 minus the exercise price of "in-the-money" options.

Long-Term Incentive Plan Awards

     See "Report of the Compensation & Stock Option Committee" on Page 12 for a description of the Key Executive Long-Term Cash Incentive Plan ("LTIP"). The LTIP was approved by stockholders at the Company's Annual Meeting in March 1998. The following table shows, for the named executive officers, the calculated future payouts, if any, under the LTIP for the three-year performance cycle which began in 2001. Threshold amounts are the minimum amounts payable under the LTIP provided that the minimum level of performance is achieved with respect to the pre-established performance objective, measured in terms of cumulative earnings per share for that three-year cycle. If such performance is not achieved, amounts would be zero.


              LONG TERM INCENTIVE PLAN-AWARDS IN LAST FISCAL YEAR

                                                  Performance        Estimated Future Payouts under
                                   Number of        Or Other         Non-stock Price-based Plans (1)
                                    Shares,       Period until   ---------------------------------------
                                   Units or        Maturation     Threshold       Target       Maximum
Name                             Other Rights      Or Payout          $             $             $
----                            --------------   -------------   -----------   -----------   -----------
James S. Marlen .............         --            3 Years        $85,000      $340,000      $680,000
Javier Solis ................         --            3 Years         18,375        73,500       147,000
Gary Wagner .................         --            3 Years         18,375        73,500       147,000
Thomas P. Giese .............         --            3 Years         21,000        84,000       168,000
Gordon G. Robertson .........         --            3 Years         20,000        80,000       160,000

----------
(1) Amounts shown in this table were calculated using the salaries for the listed participants in the LTIP as of December 1, 2001. Actual payouts, if any, would be based on actual salaries at November 30, 2003, the end of the performance cycle.


                                 PENSION PLANS

     The following schedule shows the estimated annual benefit payable under the combined Ameron Pension Plan (Salaried Section) and Ameron Supplemental Executive Retirement Plan for employees at varying pay levels and years of service. The schedule assumes retirement at age 65.

                                        Years of Service
Final Avg. Annual      ---------------------------------------------------
Compensation (1)           15           20           25            30
----------------       ----------   ----------   ----------   ------------
$  200,000..........    $ 54,949     $ 73,265     $ 91,581    $ 109,897
   300,000 .........      84,199      112,265      140,331      168,397
   400,000 .........     113,449      151,265      189,081      226,897
   500,000 .........     142,699      190,265      237,831      285,397
   600,000 .........     171,949      229,265      286,581      343,897
   700,000 .........     201,199      268,265      335,331      402,397
   800,000 .........     230,449      307,265      384,081      460,897
   900,000 .........     259,699      346,265      432,831      519,397
 1,500,000 .........     435,199      580,265      725,331      870,397
 2,000,000 .........     581,449      775,265      969,081    1,162,897

----------
(1) Calculated based upon highest consecutive 60 of last 120 months of earnings prior to retirement.

     Benefits shown above are computed as straight life annuity amounts. They are not subject to deduction for Social Security or other offset amounts.

     For purposes of the Ameron Pension Plan, compensation is base monthly salary, exclusive of overtime, severance, bonuses, commissions or amounts deferred under the Executive Deferral Plan. The Internal Revenue Code limits the amount per year on which benefits are based and limits the aggregate amount of the annual pension which may be paid by an employer from a plan which is qualified under the Code for federal income tax purposes. The Supplemental Executive Retirement Plan provides for supplemental payments to be made to certain eligible executives of the Company in amounts sufficient to maintain total benefits upon retirement had there been no such Code limitations and expands annual compensation to include bonuses and deferred compensation.

     As of February 1, 2002, the estimated credited service under both plans for each of the named individuals in the foregoing Summary Compensation Table is:

                                      Credited Years
                                      Of Service (1)
                                 ------------------------
                                  Present       At Age 65
                                 ---------      ---------
James S. Marlen .............    25 10/12(2)       30(2)
Javier Solis ................    20 4/12           30
Gary Wagner .................    16 10/12          30
Thomas P. Giese .............    30                30
Gordon G. Robertson .........    30                30

----------
(1)   The maximum credit is 30 years.

(2) Refer to Employment Agreement section on Page 8 above. Under the terms of a May 2001 amendment to Mr. Marlen's Employment Agreement, he was credited with an additional 9.5 years of service such that he would have 25 years of service on his 60th birthday and will be credited with one year of service for each actual year of service during his employment with the company between the ages of 60 and 65, so that he will have attained 30 years of credited service at age 65. In addition, in the event that Mr. Marlen is terminated for reasons other than for cause and/or a change of control takes place, he will be entitled to his vested pension benefits plus three years of additional credited service. In the event that he obtains new employment within three years of leaving the Company following termination, he will be entitled only to his vested pension benefits (not additional years of service).

     The following report of the Compensation & Stock Option Committee and the Stock Price Performance Graph included in this proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such acts.


              REPORT OF THE COMPENSATION & STOCK OPTION COMMITTEE

     The Compensation & Stock Option Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors. No member of the Committee is a former or current officer or employee of the Company or any of its subsidiaries. The Committee, all of whose actions are subject to approval by the Board of Directors, is responsible for the proper administration of the Company's various compensation programs, including its salary policies, its Management Incentive Compensation Plan ("MICP") (which comprises its annual bonus plan for management employees), its Key Executive Long-Term Cash Incentive Plan ("LTIP") and its 2001 Stock Incentive Plan. On an annual basis the Committee reviews base salary ranges for the Company's various levels of management, approves annual salaries of officers, approves MICP and LTIP awards, administers the 2001 Stock Incentive Plan and makes grants thereunder, and reviews with the Board in detail all aspects of compensation for all officers of the Company, including the Chief Executive Officer.

     The executive compensation policy of the Company, which is endorsed by the Committee, is that the base compensation of all officers should be generally comparable to base salaries being paid to similarly situated officers of other general diversified manufacturing companies with similar sales and industries in the U.S., and that bonus compensation be in the form of MICP and LTIP awards and stock option benefits which are contingent upon the performance of the Company as well as the individual contributions of each officer. Because of the inherent cyclical nature of some of the Company's businesses, and because a significant portion of its businesses are dependent on the timing of projects over which it has no control, the Committee does not believe that the base salary portion of compensation of the Company's officers should be subject to annual fluctuations based solely on such effects.

     In determining comparability of officer salaries to those of other similarly situated officers, members of the Committee review the results of compensation surveys provided by various compensation consulting firms of national reputation. The Committee has reviewed the compensation for each of the five highest paid officers for 2001 and has determined that in its opinion, the compensation of all officers is reasonable in view of the Company's consolidated performance and the contribution of those officers to that performance.

     The MICP is based on the following measures: corporate performance, business unit performance and personal performance. The corporate performance measure is based on earnings per share and return on sales. The Committee believes that these factors are the primary determinant of share price over time. Because of the relatively low volume of trade of the Company's stock and therefore its susceptibility to volatility based on extraneous factors, the Committee does not believe that share price per se is necessarily a measure of corporate performance. Business unit performance measures are based primarily on return on assets. Personal performance measures are based on such qualitative factors as performance against objectives and plans, and organizational and management development.

     The LTIP was approved by the stockholders of the Company in March 1998. The purpose of this plan is to reward selected senior executives with above average total pay for achieving and sustaining above average long-term financial goals. Participants in the LTIP are eligible to receive cash incentive awards and grants of stock options based on the financial performance of the Company and, in some cases, a combination of the financial performance of the Company and its business units, after the end of each three-year performance cycle. The cash awards under the LTIP for the 1999-2001 performance cycle which appear in the Summary Compensation Table were earned based on the Company's successfully having exceeded its financial plan, measured in terms of its cumulative earnings per share for that three-year cycle. The determination of cash payouts, if any, under the LTIP for the fiscal years 2000-2002,

2001-2003 and 2002-2004 performance cycles will not be made until after the end of the 2002, 2003 and 2004 fiscal years, respectively. For those performance cycles, the Company's financial performance will continue to be measured based on cumulative earnings per share, with return on assets and return on equity thresholds.

     In January 2001, the Committee agreed to extend by five years, the term of certain existing options held by James S. Marlen, Javier Solis and Gary Wagner. Such options are exercisable by Mr. Marlen for 346,325 shares of Common Stock, by Mr. Solis for 33,842 shares of Common Stock and by Mr. Wagner for 32,342 shares of Common Stock.

     The current annual base salary of $680,000 for Mr. Marlen was set in June 2001. That base salary was established based on comparability to base salaries being paid to other similarly situated officers of general diversified manufacturing companies with similar sales revenues and industries in the U.S. That base salary will be reviewed again by the Committee in June 2002. A bonus award of $800,000 was approved for payment to Mr. Marlen under the MICP with respect to fiscal 2001 based on the Company's performance against various financial goals established by the Committee, including earnings per share and return on sales, as well as a continuing very favorable assessment by the Board of Mr. Marlen's individual performance and leadership. Such MICP award is in line with the average of bonus awards paid to chief executive officers of general diversified manufacturing companies with similar sales and industries in the U.S. as reported by various compensation consulting firms of national reputation. During fiscal year 2001, the Company awarded Mr. Marlen a non-qualified stock option grant of 50,000 shares under the 1992 Incentive Stock Compensation Plan at an option price of $40.5625 per share, that being the New York Stock Exchange closing date price as of the date of approval of such grant.


                                              Submitted by:


                                              S. W. Foss, Chairman
                                              A. L. Ockene
                                              J. E. Peppercorn

                         STOCK PRICE PERFORMANCE GRAPH


     The following line graph compares the yearly changes in the cumulative total return on the Company's Common Stock against the cumulative total return of the New York Stock Exchange Market Value Index and the Peer Group Composite described below for the period of the Company's five fiscal years commencing December 1, 1996 and ended November 30, 2001. The comparison assumes $100 invested in stock on December 1, 1996. Total return assumes reinvestment of dividends. The Company's stock price performance over the years indicated below does not necessarily track the operating performance of the Company nor is it necessarily indicative of future stock price performance.

                               [GRAPHIC OMITTED]

                                               DEC-96       NOV-97       NOV-98       NOV-99       NOV-00        NOV-01
                                               ------       ------       ------       ------       ------        ------
Ameron International Corporation ..........     100         136.82        80.02        97.02        79.72        158.08
N.Y.S.E. ..................................     100         126.54       147.92       164.90       163.38        152.45
Peer Group Composite Index ................     100         114.51       123.88       107.08        85.39         98.62

     The Peer Group Composite is based 70% on a Building Materials Companies Component and 30% on a Protective Coatings Companies Component. This percentage split was arrived at based on the historical sales volumes during the past five years of the Company's Performance Coatings & Finishes Business Segment in comparison to the remainder of the Company's other business segments which are generically in the building materials category. The Building Materials Companies Component is comprised of the following companies: Advanced Environ Recycle, American Woodmark Corp., Ameron International Corp., Armstrong Holdings Inc., Bairnco Corp., Butler Manufacturing Co., Ceradyne, Inc., Dal-Tile Internat Inc., Elcor Corp., Griffon Corp., Insituform Technols CL A, Internacional De Ceramic, Knape & Vogt Mfg. Co., Martin Marietta Material, NCI Building Systems Inc., Owens-Corning, Raytech Corp., Shaw Group Inc., Southwall Technologies, T-3 Energy Services Inc., USG Corp. and Vulcan Materials Co. The Protective Coatings Companies Component is comprised of the following companies: Ameron International Corp., Corimon SA, Ferro Corp., PPG Industries, Inc., RPM, Inc., Sherwin-Williams Co., and Valspar Corp.

     The following report of the Audit Committee of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed entirely of independent outside directors, with composition meeting the requirements of membership described in the Audit Committee Charter which was filed as an exhibit to the Company's 2001 proxy statement.

     With respect to the Company's fiscal year ended November 30, 2001, the Audit Committee: (a) has reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent public accountants, the audited financial statements for fiscal 2001; (b) has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees); (c) has received from the independent public accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management; and (d) has considered whether the independent public accountants' provision of the non-audit services which are described below under the caption "All Other Fees" is compatible with the independent public accountants' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended November 30, 2001 for filing with the Securities and Exchange Commission.


Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $496,000. In addition, $75,000 in supplemental billings from Deloitte & Touche LLP for professional services relating to the fiscal 2000 audit, were paid by the Company in 2001.


Financial Information Systems Design and Implementation Fees

     There were no fees billed by Deloitte & Touche LLP during fiscal 2001 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.


All Other Fees

     The aggregate fees billed by Deloitte & Touche LLP for all other non-audit professional services rendered during fiscal year 2001, consisting of tax-related services and benefit plan audit services, were $393,000.



                                              Submitted by:


                                              John F. King, Chairman
                                              J. Michael Hagan
                                              Terry L. Haines

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     It is the Company's understanding that Mr. Taro Iketani is one of the principal stockholders of Tokyo Steel Manufacturing Co., Ltd., ("Tokyo Steel"), a Japanese corporation. Tokyo Steel owns 25% of the outstanding stock of Tamco, a California corporation. The Company owns 50% of Tamco. Tamco manufactures steel reinforcing bars. In addition, Tamco leases from the Company, certain land, buildings and improvements used in Tamco's steelmaking operations at a monthly lease rate of $30,000 payable in arrears.


                                 MISCELLANEOUS

Cost of Soliciting Proxies

     The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners, and the Company will, upon request, reimburse them for their reasonable expenses in so doing. Officers, directors and regular employees of the Company may request the return of proxies personally, by means of materials prepared for employee-stockholders or by telephone or telegram to the extent deemed appropriate by the Board of Directors. No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received; therefore, stockholders are urged to return their proxies without delay.


                             STOCKHOLDER PROPOSALS

     Proposals of Stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the year 2003 meeting must be addressed to the Company, Attention: Corporate Secretary, at the Company's principal office, and must be received there no later than October 19, 2002.

     The Company's Bylaws provide that for business to be brought before an annual meeting by a stockholder, written notice must be received by the Secretary of the Company not less than 60 or more than 120 days prior to the meeting; provided that in the event the first public disclosure of the date of the meeting is made less than 65 days prior thereto, the required notice may be received within ten days following such public disclosure. The information which must be included in the notice is specified in the applicable Bylaw, a copy of which may be obtained from the Secretary.


                                 OTHER MATTERS

     So far as management knows, there are no matters to come before the meeting other than those set forth in the Proxy Statement. If any further business is presented to the Meeting, the persons named in the proxies will act according to their best judgment on behalf of the Stockholders they represent.



                                              By Order of the Board of Directors


                                              Javier Solis
                                              Secretary



February 14, 2002
Pasadena, California

                     [AMERON INTERNATIONAL CORPORATION LOGO]
                        AMERON INTERNATIONAL CORPORATION
                          245 SOUTH LOS ROBLES AVENUE
                           PASADENA, CALIFORNIA 91101


VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information UP UNTIL 11:59 P.M. EASTERN TIME THE DAY BEFORE THE CUT-OFF DATE OR MEETING DATE. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions UP UNTIL 11:59 P.M. EASTERN TIME THE DAY BEFORE THE CUT-OFF DATE OR MEETING DATE. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ameron International Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 AMERON       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

================================================================================

AMERON INTERNATIONAL CORPORATION

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

  ELECTION OF DIRECTORS.                         FOR      WITHHOLD      FOR ALL
                                                 ALL        ALL         EXCEPT
  1.  Nominees:    01) Stephen W. Foss
                   02) James S. Marlen           [ ]        [ ]          [ ]

  To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


  ---------------------------------------------------


  VOTE ON PROPOSAL

  2. Ratify the appointment of Deloitte & Touche LLP, independent public accountants.
                                                 FOR      AGAINST      ABSTAIN

                                                 [ ]        [ ]          [ ]

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

               If you plan to attend the Annual Meeting, please check
               the box to the right.                                     [ ]

  NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer.

  -----------------------------------     -----------------------------------

  -----------------------------------     -----------------------------------
  Signature                   Date        Signature (Joint Owners)    Date
  [PLEASE SIGN WITHIN BOX]

================================================================================

                                 ANNUAL MEETING
                                       OF
                        AMERON INTERNATIONAL CORPORATION


                           WEDNESDAY, MARCH 20, 2002
                           THE PASADENA HILTON HOTEL
                                   9:00 A.M.
                             THE CALIFORNIA BALLROOM
                          150 SOUTH LOS ROBLES AVENUE
                               PASADENA, CA 91101


YOUR VOTE IS IMPORTANT TO US. PLEASE DETACH THE PROXY CARD BELOW, AND SIGN, DATE AND MAIL IT USING THE ENCLOSED REPLY ENVELOPE, AT YOUR EARLIEST CONVENIENCE, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOUR VOTE IS HELD IN CONFIDENCE BY OUR OUTSIDE TABULATOR, AUTOMATIC DATA PROCESSING.





--------------------------------------------------------------------------------

================================================================================


                                     PROXY

                        AMERON INTERNATIONAL CORPORATION
             245 SOUTH LOS ROBLES AVENUE PASADENA, CALIFORNIA 91101


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE DIRECTORS

The undersigned hereby appoints James S. Marlen, Javier Solis and Gary Wagner, and each of them, with full power of substitution in each, proxies to vote all the shares of Ameron International Corporation ("Ameron") Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held March 20, 2002, and at any adjournments thereof, upon the matters stated on the reverse side, as specified and in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.


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